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                                                                   EXHIBIT 10.58


Private & Confidential

                       DATED                         2000
                       ----------------------------------

                       GZA GEOENVIRONMENTAL, INC.     (1)

                       CARL BRO GROUP LIMITED         (2)

                                       AND

                       CARL BRO AQUATERRA LIMITED     (3)



                  ---------------------------------------------

                                    AGREEMENT

                        FOR THE SALE AND PURCHASE OF THE

                  5,000 "B" ORDINARY SHARES OF (POUND)1 EACH IN

                           CARL BRO AQUATERRA LIMITED

                  ---------------------------------------------


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                                    CONTENTS

CLAUSE                              HEADING                             PAGE

1        Definitions and interpretation....................................1

2        Sale of the Sale Shares and the Vendor's title....................3

3        Indemnity.........................................................4

4        Mutual Release....................................................4

5        Consideration for the sale of the Sale Shares.....................5

6        Completion........................................................5

7        Post-Completion matters...........................................5

8        Payments..........................................................6

9        General...........................................................6

10       Applicable law and submission to jurisdiction.....................8

SCHEDULE

1        The Company.......................................................9

2        Completion matters...............................................10

AGREED FORM DOCUMENTS

Officers' resignations (schedule 2 paragraph 1.5)


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THIS AGREEMENT is dated 26TH APRIL 2000 and is made BETWEEN:

(1) GZA GEOENVIRONMENTAL, INC., a company incorporated under the laws of the State of Massachusetts whose principal place of business is at 320 Needham Street, Newton, Upper Falls, Massachusetts 02464, USA ("THE VENDOR");

(2) CARL BRO GROUP LIMITED, a company incorporated in England (No. 2237772) whose registered office is at Newton House, Newton Road, Leeds LS7 4DN ("THE PURCHASER"); and

(3)  CARL  BRO  AQUATERRA  LIMITED,  a  company  incorporated  in  England  (No.
     2621323),  further  details  of  which  are  set  out in  schedule  1 ("THE
     COMPANY"),

(together "THE PARTIES" and each a "PARTY").

NOW IT IS HEREBY AGREED as follows:

1    DEFINITIONS AND INTERPRETATION

1.1  DEFINED TERMS USED IN THIS AGREEMENT

     In this Agreement, unless the context otherwise requires:

     "CA  1985" means the Companies Act 1985;

     "COMPLETION" means completion of the sale and purchase of the Sale Shares by the performance by the Parties of their respective obligations under clause 4 and schedule 2;

     "COMPLETION DATE" means the date of this Agreement;

     "HOLDING COMPANY" means a holding company (as defined in sections 736 and 736A CA 1985) or a parent undertaking (as defined in section 258 CA 1985));

     "PURCHASE PRICE" has the meaning given in clause 5;

     "PURCHASER'S SOLICITORS" means Addleshaw Booth & Co of Sovereign House, PO Box 8, Sovereign Street, Leeds LS1 1HQ;

     "SALE SHARES" means the 5,000 "B" Ordinary Shares of (pound)1 each in the Company held by the Vendor;

     "SECURITY INTEREST" means any claim, mortgage, lien, pledge, charge, encumbrance, equity, hypothecation, right of pre-emption or other security interest or any other restriction or right exercisable by, or in favour of, any third party (or an agreement or commitment to create any of them);

     "SHARE TRANSFERS" has the meaning given in paragraph 1.2 of schedule 2; and


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     "SUBSIDIARY"  means a  subsidiary  (as defined by sections  736 and 736A CA
     1985) or a subsidiary undertaking (as defined by section 258 CA 1985).

1.2  TERMS DEFINED ELSEWHERE IN THIS AGREEMENT

     In addition to the terms defined in clause 1.1, certain other terms are defined elsewhere in this Agreement (denoted by capitalised words in quotes and bold type). Each such term shall have the meaning stated for the purpose of the provision in which it is defined and, if used elsewhere in this Agreement, where so used, unless the context otherwise requires.

1.3  INTERPRETATION OF WORDS AND EXPRESSIONS USED IN THIS AGREEMENT

     In this Agreement, unless the context otherwise requires:

     (a) a document expressed to be "IN THE AGREED FORM" means a document in a form which has been agreed by the Parties at or before the execution of this Agreement and which has, for the purposes of identification, been signed or initialled by them or on their behalf;

     (b) references to a clause or schedule are to a clause of, or a schedule to, this Agreement respectively; references to this Agreement include its schedules and references in a schedule to a paragraph are to a paragraph of that schedule;

     (c) references to this Agreement or any other document or to any specified provision of this Agreement or any other document are to this Agreement, that document or that provision as in force for the time being and as amended from time to time in accordance with the terms of this Agreement or that document, as the case may be; and

     (d) references to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, Court, official or any legal concept or thing shall, in respect of any jurisdiction other than England and Wales, be deemed to include what most nearly approximates in that jurisdiction to the English legal term.

1.4  CONTENTS TABLE AND HEADINGS

     In this Agreement, the contents table and the descriptive headings to, and within, clauses, schedules and paragraphs are inserted for convenience only, have no legal effect and shall be ignored in the interpretation and construction of this Agreement.

2    SALE OF THE SALE SHARES AND THE VENDOR'S TITLE

2.1  SALE OF THE SALE SHARES

     The Vendor shall sell to the Purchaser and the Purchaser (relying, as the Vendor hereby acknowledges, on the representations, warranties, covenants, undertakings


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     and indemnities of the Vendor referred to in this Agreement) shall purchase from the Vendor the Sale Shares. The Vendor makes no representation and provides no warranty, covenant or indemnity other than those set out in this Agreement.

2.2  THE VENDOR'S TITLE TO THE SALE SHARES

     The Vendor shall sell and transfer to the Purchaser the Sale Shares with full title guarantee and free from any Security Interest.

2.3  TITLE TO SALE SHARES TO PASS ON COMPLETION

     Title to, beneficial ownership of, and any risk attaching to, the Sale Shares shall pass on Completion and the Sale Shares shall be sold and purchased together with all rights and benefits attached or accruing to them at, or at any time on or after, Completion (including the right to receive all dividends, distributions or any return of capital declared, paid or made by the Company in respect of any such shares on or after Completion).

2.4  WAIVER OF PRE-EMPTION RIGHTS BY THE VENDOR AND PURCHASER

     Each of the Purchaser and the Vendor hereby waives any rights of pre-emption or first refusal or similar rights conferred on it by the articles of association of the Company or otherwise over any of the Sale Shares.

2.5  CAPACITY OF THE VENDOR

     The Vendor warrants, undertakes and represents to the Purchaser that:

     (a) the Vendor has the requisite power and authority under its constitutional documents and otherwise to execute, deliver and perform its obligations under this Agreement and any other document to be executed by it;

     (b) the execution and delivery of, and the performance of the obligations of the Vendor under, this Agreement have been duly authorised by all necessary corporate action on its part whether under its constitutional documents or otherwise; and

     (c) this Agreement constitutes legal, valid and binding obligations of the Vendor enforceable in accordance with its terms.



2.6  SHARE CERTIFICATE

     (a) The Vendor confirms that, so far as it is aware, no certificate of title to the Sale Shares has been issued to it.

     (b) The Vendor further confirms that neither the Sale Shares nor any certificate of title relating to them has been transferred, charged, lent, deposited or



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          dealt with in any manner affecting the title to them and the Vendor is the  person  entitled  to be on the  register  in  respect of the Sale
          Shares.

     (c) The Vendor undertakes to indemnify and keep the Company fully and effectively indemnified from and against all actions, proceedings, claims, damages, costs, expenses and demands which may be brought or made against the Company or suffered or incurred by the Company or for which the Company may become liable by reason of the Vendor having undertaken any of the matters referred to in clause 2.6(b).

3    INDEMNITY

     The Purchaser will defend, indemnify and hold harmless the Vendor against any action, sums, demand, damages, loss or liability arising out of:

     (a)  any professional services rendered by the Company;

     (b)  the employment by the Company of any person;

     (c)  taxes payable by the Company, and

     (d) any other obligation or liability arising out of the operation of the Company's business, whether or after the Completion Date,

     in each case arising out of the ownership by GZA of the sale shares and excluding any liability arising as a consequence of trading between the Vendor and the Company.

4    MUTUAL RELEASE

     Except as otherwise expressly set forth herein and except for any liability arising as a consequence of trading between the parties, each Party hereby releases the other Parties and the officers, directors, employees, agents and affiliates of such other Parties of and from all actions, suits, damages, losses, liabilities or claims of any character that a releasing Party has or may have had against any of the released Parties at any time to and including the Completion Date.

5    CONSIDERATION FOR THE SALE OF THE SALE SHARES

     The consideration for the sale of the Sale Shares shall be the payment on Completion by the Purchaser to the Vendor of (pound)210,000 ("THE PURCHASE PRICE"), plus interest at the rate of 8.5 per cent per annum applied to all outstanding amounts not paid at Completion until such amounts are paid in full, in cash in accordance with the provisions of clause 8.


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6    COMPLETION

     Completion shall take place at the offices of the Purchaser's Solicitors or at such other place as the Parties may agree on the Completion Date when the Parties shall comply with all of their respective obligations as set out in schedule 2. The Purchaser shall not be obliged to complete the purchase of any of the Sale Shares unless the purchase of all the Sale Shares is completed simultaneously.

7    POST-COMPLETION MATTERS

7.1  APPOINTMENT OF THE PURCHASER AS ATTORNEY FOR THE VENDOR

     The Vendor hereby irrevocably and unconditionally appoints the Purchaser and any director of the Purchaser for the time being acting severally as its lawful attorney (and to the complete exclusion of any rights that it may have in such regard) for the purpose of exercising any and all voting and other rights and receiving any and all benefits and entitlements which may now or at any time after the date of this Agreement attach to or arise in respect of any of the Sale Shares and receiving notices of and attending and voting at all meetings of the members of the Company (or any class thereof) and generally executing or approving such deeds or documents and doing any such acts or things in relation to any of the Sale Shares as the attorney may think fit, in each case from Completion to the day on which the Purchaser is entered in the register of members as the holder of the Sale Shares. For such purpose, the Vendor hereby authorises and instructs the Company to send all notices in respect of the Sale Shares to the Purchaser during such period.

7.2  FURTHER ASSURANCE BY THE VENDOR

     The Vendor shall execute or, so far as it is able, procure the execution of all such documents and/or do or, so far as it is able, procure the doing of, such acts and things as the Purchaser shall after Completion require in order to give effect to the provisions of this Agreement and to give to the Purchaser the full benefit of this Agreement or any other such document.

8    PAYMENTS

8.1  PAYMENTS TO THE VENDOR

     Any amounts payable to the Vendor pursuant to this Agreement shall be paid by way of telegraphic transfer to the following account of the Vendor:

         Bank:             Fleet Bank, N.A.
                           1 Federal Street
                           Boston MA 02110

         Sort Code:        011000138

         Account Name:     GZA GeoEnvironmental - Accounts Payable


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         Account No.:      027-890-4909

9    GENERAL

9.1  CONTINUING EFFECT OF THIS AGREEMENT

     All provisions of this Agreement shall, so far as they are capable of being performed or observed, continue in full force and effect notwithstanding Completion, except in respect of those matters then already performed and Completion shall not constitute a waiver of any of the Purchaser's rights in relation to this Agreement.

9.2  ANNOUNCEMENTS

     Save as (but only to the extent) expressly required by law or by any relevant national or supra-national regulatory, governmental or quasi-governmental body or authority, all announcements by, of or on behalf of the Vendor relating to the subject matter of this Agreement or the transaction contemplated by this Agreement shall be in terms to be approved in writing by the Purchaser in advance of issue.

9.3  ENTIRE AGREEMENT

     (a) This Agreement sets out the entire agreement and understanding between the Parties in connection with the sale and purchase of the Sale Shares and other matters described in them.

     (b) Without prejudice to the generality of clause 9.3(a), this Agreement shall supersede as from the date of this Agreement:

          (i) a shareholders agreement dated 10th November 1992 between the Purchaser, the Vendor and the Company; and

          (ii) a letter dated 21st October 1999 from Andrew Pajak of the Vendor to Roger Pyle of the Purchaser.

9.4  ALTERATIONS

     No purported alteration of this Agreement shall be effective unless it is in writing, refers specifically to this Agreement and is duly executed by each Party to this Agreement.

9.5  COUNTERPARTS

     This Agreement may be entered into in the form of two or more counterparts, each executed by one or more of the Parties but, taken together, executed by all and, provided that all the Parties so enter into this Agreement, each of the executed counterparts, when duly exchanged and delivered, shall be deemed to be an original, but, taken together, they shall constitute one instrument.


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9.6  PAYMENT OF COSTS

     (a) Subject to clause 9.6(b) each of the Parties shall be responsible for its respective legal and other costs and expenses incurred in relation to the negotiation, preparation and completion of this Agreement and all ancillary documents.

     (b) The Purchaser shall reimburse the Vendor for reasonable legal and accounting costs incurred by the Vendor in relation to the negotiation, preparation and completion of the Agreement and all ancillary documents up to a maximum of $14,600.

9.7  SUCCESSORS AND ASSIGNS

     (a) This Agreement shall be binding on, and shall enure for the benefit of, the successors in title of each Party.

     (b) Save as provided in clause 9.7(c), none of the Parties to this Agreement may be entitled to assign the benefit of any rights under this Agreement.

     (c) The benefit of this Agreement shall be freely assignable by the Purchaser and, in the event of any such assignment, all references in this Agreement to the Purchaser shall be deemed to include its assigns.

     (d) The Parties agree that any loss suffered by any member of the Purchaser's Group or any assignee of the Purchaser's rights under this Agreement as a result of a breach of any provision of this Agreement shall be treated as, and shall be deemed to be, a loss of the Purchaser.

10   APPLICABLE LAW AND SUBMISSION TO JURISDICTION

     APPLICABLE LAW

10.1 This Agreement shall be governed by and construed in accordance with English law, and all claims and disputes between the parties or any of them arising out of or in connection with this Agreement (whether or not contractual in nature) shall be determined in accordance with English law.

10.2 For the avoidance of doubt, the parties expressly agree if in any court any party argues that a court (other than a court in England and Wales) has jurisdiction to determine any dispute or difference between the parties or any of them arising out of or in connection with this Agreement shall be determined in accordance with English law, and any right any party might otherwise have to rely upon the law of the forum is hereby irrevocably and unconditionally waived.

     SUBMISSION TO JURISDICTION

10.3 Each party submits to the jurisdiction of the Courts of England and Wales in relation to all claims, disputes, differences or other matters arising out of or in connection


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     with this Agreement, provided that nothing in this clause shall prevent the
     Purchaser or the Company in its or their sole and unfettered discretion, from commencing proceedings against the Vendor in any court of competent jurisdiction.

10.4 Each party irrevocably waives any right that it may have:

     (a) to object to an action being brought in those Courts, to claim that the action has been brought in an inconvenient forum, or to claim that those Courts do not have jurisdiction. The waiver contained in this clause includes (without limitation) a waiver of all formal and substantive requirements of any otherwise competent jurisdiction in relation to this clause; or

     (b) to oppose the enforcement of any judgment of any court of England and Wales whether on any ground referred to in clause 10.4(a) or otherwise.

IN WITNESS whereof this Agreement has been entered into as a Deed on the date specified above.


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                                   SCHEDULE 1
                                   ----------

                                   THE COMPANY
                                   -----------

1    Date of incorporation:          18th June 1991

2    Registered number:              2621323

3    Registered office:              Newton House, Newton Road, Leeds LS7 4DN

4    Authorised share capital:       (pound)10,000   divided   into   5,000  "A"
                                     ordinary  shares of (pound)1 each and 5,000
                                     "B" ordinary shares of(pound)1 each

5    Issued share capital:           5,000 "A"  ordinary  shares  all fully paid
                                     registered in the name of the Purchaser

                                     5,000 "B" ordinary shares all fully paid registered in the name of the Vendor

6    Directors:                      Andrew Richard Dean
                                     Andrew P Pajak
                                     James Roger Pyle

7    Secretary:                      Paul David Berry

8    Auditors:                       PricewaterhouseCoopers

9    Accounting reference date:      30 June


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                                   SCHEDULE 2

                               COMPLETION MATTERS

1    DOCUMENTS AND OTHER ITEMS TO BE DELIVERED BY THE VENDOR

1.1 The following documents and other items set out in the remainder of this paragraph 1 shall be delivered by the Vendor to the Purchaser at Completion.

     THE SALE SHARES

1.2 A transfer in respect of the Sale Shares ("THE SHARE TRANSFER") duly executed and completed in favour of the Purchaser.

1.3  Share certificates for the Sale Shares.

     BOARD MINUTES OF THE VENDOR

1.4 Certified copies of the board minutes for the Vendor recording the resolution of the board of directors of the Vendor authorising:

     (a)  the sale of the Sale Shares held by the Vendor;

     (b)  the execution of the transfers in respect of such Sale Shares; and

     (c)  the  execution  of  this   Agreement  and  all  relevant   Transaction
          Documents.

     DIRECTOR'S RESIGNATION

1.5 The written resignation of Andrew P Pajak in the agreed form resigning his office as a director of the Company.

2    OBLIGATIONS OF THE VENDOR

     BOARD RESOLUTIONS

2.1 The Purchaser and the Vendor shall procure that written board resolutions of the Company are passed which:

          Registration of the Share Transfer

     (a) resolve to register the Share Transfer (subject only to it being duly stamped) notwithstanding any provision to the contrary in the articles of association of the Company;

          Resignation of director


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     (b)  approve  the  resignation  of  Andrew  P Pajak  as a  director  of the
          Company; and

          Miscellaneous

     (c)  approve the matters referred in paragraph 4.

     REPAYMENT OF INDEBTEDNESS

2.2 The Vendor shall repay to the Company, or procure the repayment to the Company of, all indebtedness outstanding at Completion from the Vendor in respect of trading in the ordinary course of business by the Company with the Vendor which has become payable in accordance with any terms previously agreed by the Vendor and the Company.

3    OBLIGATIONS OF THE PURCHASER

3.1 The Purchaser shall pay the Purchase Price in accordance with the provisions of clause 8.

4    JOINT OBLIGATIONS OF THE PURCHASER AND THE VENDOR

4.1  The Purchaser and the Vendor shall join in procuring that:

     (a) all existing bank mandates in force for the Company shall be altered (in such manner as the Purchaser shall at Completion require) to reflect the resignations and appointments referred to in paragraph 2.1; and

     (b) the Company shall repay the loan of (pound)80,000 made to it by the Vendor in full and final settlement of all and any amounts due by the Company, plus interest at the rate of 8.5 per cent per annum applied to all outstanding amounts not paid at Completion until such amounts are paid in full, to the Vendor (other than any trading in the ordinary course of business by the Company with the Vendor which has not yet become payable in accordance with any terms previously agreed by the Vendor and the Company and which shall be repaid in accordance with existing arrangements).


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


EXECUTED and delivered as a DEED    )
by GZA GEOENVIRONMENTAL, INC        )
acting by:                          )
                                           -------------------------------------
                                           Director

                                           -------------------------------------
                                           Director/Secretary



EXECUTED and delivered as a DEED   )
by CARL BRO GROUP LIMITED          )
acting by:                         )
                                           -------------------------------------
                                           Director

                                           -------------------------------------
                                           Director/Secretary



EXECUTED and delivered as a DEED   )
by CARL BRO AQUATERRA LIMITED      )
acting by:                         )
                                           -------------------------------------
                                           Director

                                           -------------------------------------
                                           Director/Secretary


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